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                                                                   EXHIBIT 10.12

                                   TERM SHEET
                                 RANDY S. LEISER

                             CHIEF FINANCIAL OFFICER
                                KITTY HAWK, INC.

                                JANUARY 20, 2004

Position:                                 Vice President & Chief Financial
                                          Officer

Responsibilities:                         As outlined in the Position and
                                          Candidate Specifications document
                                          provided to you earlier in this search
                                          process.

                                          Types of projects to be assigned over
                                          the first year (examples only):

                                          (a)        S-1

                                          (b)        Exchange Listing

                                          (c)        Network Global Expansion
                                                     (interline and freight
                                                     forwarder relationships)

                                          (d)        Develop financial and
                                                     operations analysis
                                                     capability

                                          (e)        Companywide IT Development
                                                     (if desired)

                                          (f)        Route Profitability and
                                                     Yield Management
                                                     Enhancements

                                          (g)        Truck Network Expansion
                                                     Project

                                          (h)        Mergers and Acquisition
                                                     Analysis

Commitment:                               The role of Chief Financial Officer is
                                          a full-time one and requires the best
                                          efforts and total professional
                                          commitment of its incumbent. You will
                                          be expected to apply yourself to this
                                          role on a dedicated business, without
                                          interference from other professional
                                          activities. This implies that you
                                          should:

                                           - Complete any outstanding
                                             commitments outside Kitty Hawk you
                                             may have as soon as possible and
                                             advise the CEO of what those are;
                                             and

                                           - Not take on any new commitments
                                             outside Kitty Hawk without the
                                             prior approval of the CEO.

Reporting to:                             President & Chief Executive Officer

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Location:                                 Dallas, Texas

                                          You will participate in evaluating any
                                          potential relocation of the corporate
                                          headquarters for the company, should
                                          relocation be considered.

Termination:                              Should you be terminated without
                                          cause, you would be provided six
                                          months' base salary.

Base Salary:                              $185,000, payable in biweekly
                                          installments. Your salary will be
                                          reviewed in June 2004 and, if your
                                          performance in the role is
                                          satisfactory or better, the base
                                          salary will be adjusted to $200,000
                                          and then subject to annual review
                                          thereafter.

Incentive Compensation                    Kitty Hawk will be introducing a new
(Cash and Equity)                         incentive compensation program for
                                          its top leadership team. As the CFO,
                                          you will participate in a process over
                                          the near-term, with help of
                                          professional compensation consultants,
                                          to develop and secure Board approval
                                          for the new incentive compensation
                                          program. Your own incentive
                                          compensation will be governed by this
                                          new program.

                                          You will be awarded an incoming stock
                                          option grant, subject to a monthly
                                          vesting schedule, with the specific
                                          amount to be consistent with other
                                          officers of the company and to be
                                          approved by the Compensation Committee
                                          of the board.

Employment Benefits:                      Standard Kitty Hawk Inc. executive
                                          level benefits (to be provided by
                                          Kitty Hawk under separate cover)

Start Date:                               As soon as possible but no later than
                                          February 2, 2004

Conditions:                               Satisfactory background check and
                                          educational verification Satisfactory
                                          medical examination or recent medical
                                          report Maintaining this agreement in
                                          confidence until mutually agreed upon
                                          to communicate it more broadly.
                                          Acceptance of offer by January 22,
                                          2004

                                          Additionally, you will be expected to
                                          sign various agreements related to (a)
                                          non-competition, (b)
                                          non-disparagement, and (c)
                                          confidentiality (non-release) of
                                          proprietary information.

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SPENCERSTUART

Accepted:

/s/ Randy S. Lesier                               1-21-04
-------------------------                         ------------------------------
Randy S. Leiser                                   Date


KITTY HAWK, INC.

/s/ ROBERT W. ZOLLER, JR.
-------------------------
ROBERT W. ZOLLER, JR.
PRESIDENT AND CEO